SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  JULY 11, 1996
                                  -------------
                        (Date of Earliest Event Reported)


                       NEW ENGLAND COMMUNITY BANCORP, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
         (State or other jurisdiction of incorporation or organization)


            0-14550                                         06-1116165
            -------                                         ----------
   (Commission File Number)                  (IRS Employer Identification No.)


        POST OFFICE BOX 130, OLD WINDSOR MALL, WINDSOR, CONNECTICUT 06095
        -----------------------------------------------------------------
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (860) 688-5251
                                                           --------------

Form 8-K
New England Community Bancorp, Inc.
Commission File No. 0-14550

Item 2.      Acquisition or Disposition of Assets

Pursuant to the terms of the Plan and Agreement of Reorganization, dated as of December 19, 1995 (the "Reorganization Agreement") by and among New England Community Bancorp, Inc. ("NECB"), New England Bank and Trust Company ("NEBT") and Manchester State Bank ("MSB"), NECB acquired all of the outstanding shares of MSB Common Stock. Pursuant to the Reorganization Agreement, MSB's operations have been merged with and into NECB's wholly-owned subsidiary, New England Bank & Trust Company.

The Reorganization became effective on Friday, July 12, 1996 at 12:01 a.m. (the "Effective Time").

At the Effective Time, each share of MSB Common Stock issued and outstanding immediately prior to the Effective Time was converted into the right to receive
5.493 shares of NECB's Common Stock and $35.20 in cash.

The total cash consideration paid by NECB for fractional shares was $5,316.44 which was available from NECB's operations. The total number of shares of NECB Common stock issued in exchange for MSB Common Stock was 548,857.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

a.       Financial Statements of Businesses Acquired.

         Pursuant to the requirements of Article 3 of Regulation S-X, the following financial statements for Manchester State Bank have been included in this filing:

         1.       Balance  Sheet as of March 31, 1996  (unaudited)  and December
                  31, 1995.

         2. Statements of Income for the three months ended March 31, 1996 and 1995 (unaudited).

         3. Statement of Changes in Stockholders' Equity for the three months ended March 31, 1996 and 1995 (unaudited).

         4. Statements of Cash Flows for the three months ended March 31, 1996 and 1995 (unaudited).

         5.       Notes to Unaudited Financial Statements.

         6. Audited Financial Statements as of and for the years ended December 31, 1995, 1994 and 1993. (Audited Financial Statements are incorporated by reference to NECB's Registration Statement on Form S-4, File No. 33-1979).

b.       Pro Forma Financial Statements.

         1. Pro Forma Combined Condensed Consolidated Balance Sheet as of March 31, 1996 (unaudited).

         2.       Notes to Pro Forma Balance Sheet.

         3. Pro Forma Combined Condensed Consolidated Income Statements for the three months ended March 31, 1996 and for the year ended December 31, 1995 (unaudited).

         4        Notes to the Pro Forma Income Statements.

c.       Exhibits.

         Exhibit No.                 Description

                  2.                 Plan and Agreement of
                                     Reorganization, dated as of
                                     December 19, 1995.
                                     (Incorporated by reference to
                                     Appendix A to NECB's
                                     Registration Statement on Form
                                     S-4, File No. 33-1979).

                  99.                Press release dated July 11, 1996.

                                    Item 7(a)
                    Financial Statements of Business Acquired

                              MANCHESTER STATE BANK
                           CONSOLIDATED BALANCE SHEETS


(thousands of dollars)
                                                                                                March 31, 1996          December, 31
                                                                                                   (Unaudited)                  1995
- ------------------------------------------------------------------------------------------------------------------------------------
ASSETS
     Cash and due from banks                                                                          $  4,315              $  3,854
     Federal Funds Sold                                                                                 13,510                14,275
Investment securities:
     U.S. Government Securities                                                                          2,964                 2,963
     Other Securities                                                                                      596                   596
Loans                                                                                                   70,249                71,501
     Less Allowance for Loan Losses                                                                      1,389                 1,435
- ------------------------------------------------------------------------------------------------------------------------------------
         Net Loans                                                                                      68,860                70,066

     Bank Premises & Equipment                                                                           1,051                 1,088
     Other Real Estate Owned                                                                               779                   779
     Due From MSB, Inc.                                                                                      0                     0
     Other Assets                                                                                        1,089                 1,150
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                           $93,164               $94,771
====================================================================================================================================

LIABILITIES
     Deposits
         Noninterest bearing                                                                          $ 16,010              $ 17,525
         Interest bearing                                                                               69,192                69,609
- ------------------------------------------------------------------------------------------------------------------------------------
              Total Deposits                                                                            85,202                87,134

     Other Liabilities                                                                                   1,274                 1,103
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                       86,476                88,237

STOCKHOLDERS' EQUITY
     Common Stock                                                                                        1,000                 1,000
     Surplus                                                                                               850                   850
     Retained Earnings                                                                                   4,838                 4,684
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                                                               6,688                 6,534
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                                                               $93,164               $94,771
====================================================================================================================================

                             The  accompanying  notes  are an  integral  part of these financial statements.

                              MANCHESTER STATE BANK
                         CONSOLIDATED INCOME STATEMENTS
                                   (Unaudited)

(thousands of dollars; except per share data)
Quarter ended March 31,                                                                                   1996                  1995
- ------------------------------------------------------------------------------------------------------------------------------------
Interest Revenue
     Loans, including fees                                                                              $1,561                $1,563
     Investment securities:
         U.S. treasury securities                                                                           38                   116
         Other securities                                                                                   12                     0
     Federal funds sold                                                                                    158                    71
- ------------------------------------------------------------------------------------------------------------------------------------
         Total interest income                                                                           1,769                 1,750

Interest Expense
     Deposits                                                                                              684                   618
     Borrowed Funds                                                                                          0                     0
- ------------------------------------------------------------------------------------------------------------------------------------
         Total interest expense                                                                            684                   618
Net Interest Income                                                                                      1,085                 1,132
Provision for loan losses                                                                                  200                   150
- ------------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses                                                        885                   982
- ------------------------------------------------------------------------------------------------------------------------------------

Noninterest income
     Service charges, fees and commissions                                                                  62                    64
     Other charges, collections and fees                                                                    43                    45
     Other revenue                                                                                          17                    17
- ------------------------------------------------------------------------------------------------------------------------------------
         Total noninterest revenue                                                                         123                   126

Noninterest expense
     Salaries and employee benefits                                                                        334                   388
     Occupancy                                                                                              47                    38
     Furniture and equipment                                                                                63                    63
     Outside services                                                                                       51                    49
     Losses, writedowns, expenses--other real estate owned                                                  18                    11
     Insurance and assessments                                                                               6                    66
     Other operating expense                                                                               215                   218
- ------------------------------------------------------------------------------------------------------------------------------------
         Total noninterest expense                                                                         734                   833
Income before taxes                                                                                        274                   275
Income taxes                                                                                               120                   121
- ------------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                                                                $154                  $154
====================================================================================================================================

                             The  accompanying  notes  are an  integral  part of these financial statements.

                              MANCHESTER STATE BANK
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                                   (Unaudited)

                                                            Common               Capital              Retained   Total Stockholders'
Three Months Ended March 31, 1996                            Stock               Surplus              Earnings                Equity
- ------------------------------------------------------------------------------------------------------------------------------------

Balances at December 31, 1995                               $1,000                  $850                $4,684                $6,534
     Net Income                                                 --                    --                   154                   154
- ------------------------------------------------------------------------------------------------------------------------------------
Balance at March 31, 1996                                   $1,000                  $850                $4,838                $6,688


                                                            Common               Capital              Retained   Total Stockholders'
Three Months Ended March 31, 1995                            Stock               Surplus              Earnings                Equity
- ------------------------------------------------------------------------------------------------------------------------------------

Balances at December 31, 1994                               $1,000                  $850                $4,393                $6,243
     Net Income                                                 --                    --                   154                   154
- ------------------------------------------------------------------------------------------------------------------------------------
Balance at March 31, 1995                                   $1,000                  $850                $4,547                $6,397

                             The  accompanying  notes  are an  integral  part of these financial statements.


                              MANCHESTER STATE BANK
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

(thousands of dollars)
Quarter ended March 31,                                                                                   1996                  1995
- ------------------------------------------------------------------------------------------------------------------------------------

Operating Activities:
     Net Income                                                                                          $154                  $154
     Adjustments for noncash charges (credits):
     Provision for depreciation and amortization                                                           37                    38
     Excess (deficiency) of provision for credit losses charged to income over net credit losses          (46)                  161
     Losses from sale or disposal and provisions to reduce the carrying value
         of other real estate owned, net                                                                                        (13)
     (Increase) decrease in accrued income receivable                                                      (2)                  (23)
     (Increase) decrease in other assets                                                                   61                   (19)
     Increase (decrease) in other liabilities                                                             172                   164
- ------------------------------------------------------------------------------------------------------------------------------------
Net cash provided (used) by operating activities                                                          376                   462
- ------------------------------------------------------------------------------------------------------------------------------------

Investing Activities
     Net decrease (increase) in federal funds sold                                                        765                (3,150)
     Proceeds from sales and maturities of investment securities                                        2,000                11,000
     Purchase of investment securities                                                                 (2,000)               (8,000)
     Net (increase) decrease in loans                                                                   1,252                 1,189
     Purchases of premises and equipment                                                                                         (3)
     Proceeds from sale of other real estate owned
- ------------------------------------------------------------------------------------------------------------------------------------
Net cash provided (used by) investing activities                                                        2,017                 1,036
- ------------------------------------------------------------------------------------------------------------------------------------

Cash Flow From Financing Activities
     Net increase (decrease) in demand, NOW and savings deposits                                       (2,636)               (4,191)
     Net increase (decrease) in time deposits                                                             704                 3,084
- ------------------------------------------------------------------------------------------------------------------------------------
Net cash provided (used) by financing activities                                                       (1,932)               (1,107)
- ------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in cash and cash equivalents                                                 461                   391
     Cash and cash equivalents, beginning                                                               3,854                 3,765
- ------------------------------------------------------------------------------------------------------------------------------------
     Cash and cash equivalents, ending                                                                  4,315                 4,156
====================================================================================================================================

                             The  accompanying  notes  are an  integral  part of these financial statements.

                              Manchester State Bank
                          Notes to Financial Statements
                                 March 31, 1996

Note 1:    Basis of Presentation

The interim unaudited financial statements have been prepared in accordance with generally accepted accounting principals. Certain financial information, which is normally included in the financial statements prepared in accordance with generally accepted accounting principals, but which is not required for interim reporting purposes, has been condensed or omitted. In preparing the interim financial statements, Management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates.

In the opinion of Management, the accompanying interim unaudited financial statements contain all adjustments (consisting of normal recurring adjustments) necessary to present fairly the Bank's financial position as of March 31, 1996, and the results of operations and its cash flows for the three months then ended. The results of operations for the periods shown are not necessarily indicative of the results expected for the year ending December 31, 1996. The accompanying interim unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in the Bank's 1995 Annual Report.

Note 2:    Earnings Per Share

Earnings per share have been computed based upon the weighted average number of common shares outstanding during the period. The weighted average number of common shares outstanding amounted to 100,000 shares for each of the quarters ended March 31, 1996 and 1995.

Note 3  Accounting Pronouncements

On January 1, 1995 the Bank adopted Statement of Financial Accounting Standards ("SFAS") No. 114, "Accounting by Creditors for Impairment of a Loan," as amended by SFAS No. 118, "Accounting for Creditors for Impairment of a Loan - Income Recognition and Disclosures". The Bank now measures certain impaired loans based on the present value of expected future cash flows discounted at the loan's effect interest rate, or, as a practical expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The adoption of these accounting pronouncements did not have a material effect on the Bank's financial statements.

                                    Item 7(b)
                    Unaudited Pro Forma Financial Information

                       New England Community Bancorp, Inc.

    UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

         The following unaudited pro forma combined condensed consolidated balance sheets give effect to the Reorganization (as described in Item 2) of Manchester State Bank with New England Community Bancorp, Inc. assuming that the Reorganization had been consummated on March 31 1996.

         The unaudited pro forma combined condensed consolidated income statements set forth the operations of New England Community Bancorp, Inc. combined with Manchester State Bank for the year ended December 31, 1995 and for the three months ended March 31, 1996, as if New England Community Bancorp, Inc. had completed the Reorganization with Manchester State Bank on January 1, 1995.

         The Reorganization of Manchester State Bank has been accounted for by the purchase method of accounting. The adjustments arising from the application of the purchase method of accounting are described in the respective notes to the unaudited pro forma combined condensed consolidated financial statements.

         The unaudited pro forma combined condensed consolidated financial statements should be read in conjunction with the accompanying notes and the consolidated financial statements and notes thereto of New England Community Bancorp, Inc. and Manchester State Bank as of December 31, 1995.

         The pro forma financial statements may not be indicative of the results that actually would have occurred if the Reorganization had been effective on the dates indicated or which may be obtained in the future.

        UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET

(ooo's omitted except per share data)

                                                                     NECB              MSB          Proforma               Pro Forma
March 31, 1996                                               (Historical)     (Historical)       Adjustments                 Results
- ------------------------------------------------------------------------------------------------------------------------------------
Cash & due from banks                                             15,738            4,315                                    20,053
Federal funds sold                                                 8,300           13,510                                    21,810
Investments:
     Securities held-to-maturity                                   6,595            3,560                                    10,155
     Securities available-for-sale                                68,205                                                     68,205
     FHLBB stock                                                   1,475                                                      1,475
Mortgages held-for-sale                                            1,381                                                      1,381
Loans outstanding                                                219,236           70,249                20    (a)          289,505
     Less allowance for loan losses                               (4,520)          (1,389)                                   (5,909)
- ------------------------------------------------------------------------------------------------------------------------------------
         Net loans                                               214,716           68,860                20                 283,596
Accrued interest receivable                                        2,444                                                      2,444
Premises & equipment                                               7,290            1,051               866    (b)            9,207
OREO                                                                 720              779                                     1,499
Goodwill                                                                                              3,499    (c)            3,499
Other assets                                                       2,141            1,089              (500)   (d)            2,730
- ------------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                329,005           93,164             3,885                 426,054
====================================================================================================================================

Deposits:
     Noninterest-bearing                                          52,110           16,010                                    68,120
     Interest-bearing                                            241,737           69,192               168    (e)          311,097
- ------------------------------------------------------------------------------------------------------------------------------------
         Total Deposits                                          293,847           85,202               168                 379,217
Borrowed Funds                                                     1,151                                                      1,151
Other Liabilities                                                  3,098            1,274             3,525    (f)            7,897
- ------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                298,096           86,476             3,693                 388,265

Equity
     Common stock                                                    308            1,000              (945)   (g)              363
     Surplus                                                      21,522              850               465    (h)           22,837
                                                                                                      9,282    (i)            9,282
                                                                                                       (247)   (j)             (247)
                                                                                                     (3,525)   (k)           (3,525)
     Retained earnings                                             9,230            4,838            (4,838)   (l)            9,230
Unrealized losses on securities available for sale, net             (151)                                                      (151)
- ------------------------------------------------------------------------------------------------------------------------------------
         Total Equity                                             30,909            6,688               192                  37,789
- ------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities & Equity                                       329,005           93,164             3,885                 426,054
====================================================================================================================================

Shares outstanding                                             3,084,309          100,000           548,857    (m)        3,533,166
Book value/per share                                               10.02            66.88                                     10.40

                          See "Notes to Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet"

   NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET

      (a) Represents an increase to reflect fair value of MSB's loans acquired, with a corresponding increase in Surplus (see Note h).

      (b) Represents an increase to reflect the fair value of certain land and buildings (see Note h)

      (c) Represents the acquisition of 100,000 shares of MSB Common Stock exchanged for 549,000 shares of NECB at an assumed Market Value of $12.00 per share, $3,520,000 in cash, plus $247,000 for fees and expenses related to the transaction, for a total value of $10,359,000.

         (in thousands)
          Total purchase price                                                                                    $10,359
          Less:
            Tangible net assets of MSB at July 11, 1996                                            5,894
             Purchase accounting adjustments:
                 Increase in loans                                                    20
                 Increase in land and buildings                                      866
                 Increase in time deposits                                          (168)
                                                                               -------------
                                                                                                     718
          Valuation adjustment to deferred income taxes to reflect changes in
               values of acquired assets                                                             253
          Tangible assets after purchase accounting adjustments                                                     6,860
                                                                                                            ----------------
          Excess of purchase price over value of tangible net assets acquired                                      $3,499
                                                                                                            ================


      (d)   Represents a decrease in other assets to reflect the following:
                  (in thousands)
                      Prepaid expenses directly attributable to the transaction (see Note h)               $247      (j)
                      Valuation adjustment to deferred income taxes to reflect changes in
                         values of acquired assets                                                          253      (h)
                                                                                                    --------------
                        Total                                                                              $500
                                                                                                    ==============

      (e)   Represents increase to reflect the fair value of MSB's time deposits (see Note h)

      (f)   Represents liability for cash portion of exchange (see Note k).

      (g)   Elimination  of MSB's Common Stock less $54 thousand to reflect the issuance of 549,300 NECB shares with a Par Value of
            $.10 per share.

      (h)   Adjustments to Surplus reflecting fair value of assets and liabilities:

             (in thousands)
            Increase in loans                                                                           $20       (a)
            Increase in certain land and buildings                                                      866       (b)
            Increase in time deposits                                                                  (168)      (e)
            Valuation adjustment to deferred income taxes to reflect changes in
               values of acquired assets                                                               (253)      (d)
                                                                                         ======================
              Total                                                                                    $465
                                                                                         ======================

      (i)   Represents an decrease in Surplus as indicated:

             (in thousands)
            Decrease in MSB Common Stock                                                               $945       (g)
            Elimination of Retained Earnings                                                          4,838       (l)
            Excess of Purchase Price Paid                                                             3,499       (c)
                                                                                         ----------------------
              Total                                                                                  $9,282
                                                                                         ======================


      (j)   Represents a decrease in Surplus related to prepaid expenses  directly attributable to the transaction (see Note d)







      (k)    Represents a decrease in Surplus to reflect  payment of the cash portion  ($3,520,000,  plus $5,316 in cash in lieu for fractional shares) of acquisition (see Note f).

      (l)    Represents the elimination of retained earnings.

      (m)    Represents the adjustment in the number of MSB shares exchanged for NECB shares:

               Shares exchanged                                                                   (100,000)
               Remaining Shares exchanged (at 5.493 per share)                                     549,300
               Fractional shares not exchanged                                                        (443)
                                                                                    --------------------------
                 Total Shares Exchanged                                                            548,857


      UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED INCOME STATEMENTS

(ooo's omitted except per share data)
                                                                     NECB              MSB          Proforma               Pro Forma
Twelve months Ended December 31, 1995                        (Historical)     (Historical)       Adjustments                 Results
- ------------------------------------------------------------------------------------------------------------------------------------

Interest income                                                   $16,300           $7,356               ($3)   (a)          $23,653
Interest expense                                                    5,736            2,734               (84)   (b)            8,386
- ------------------------------------------------------------------------------------------------------------------------------------
     Net interest income                                           10,564            4,622                81                  15,267
Less:  provision for loan losses                                      700              475                                     1,175
- ------------------------------------------------------------------------------------------------------------------------------------
Net Interest Income after provision for possible loan losses        9,864            4,147                81                  14,092
Noninterest revenue
     Service charges, fees and commissions                          1,385              265                                     1,650
     Investment securities gains, net                                  21                                                         21
     Gain on sales of loans, net                                      193                                                        193
     Other                                                             93              134                                       227
- ------------------------------------------------------------------------------------------------------------------------------------
Total                                                               1,692              399                                     2,091

Noninterest expense
Salaries and employee benefits                                      4,378            1,761                                     6,139
Occupancy                                                             729              265                39    (c)            1,033
Furniture and equipment                                               686              267                                       953
Outside services                                                      322              208                                       530
Postage and supplies                                                  391                                                        391
Insurance and assessments                                             363              159                                       522
Losses, writedowns and expenses on other real estate                  225              125                                       350
Other                                                               1,497            1,039               175    (d)            2,711
- ------------------------------------------------------------------------------------------------------------------------------------
Total                                                               8,591            3,824               214                  12,629
Net income before taxes                                             2,965              722              (133)                  3,554
- ------------------------------------------------------------------------------------------------------------------------------------
Taxes                                                                 985              381               (17)   (e)            1,424
Net Income                                                         $1,980             $341             ($116)                 $2,130
====================================================================================================================================

Net income per share                                                $0.91            $3.41                                     $0.81
Weighted average shares of common shares                        2,165,931          100,000           548,857    (f)        3,533,166

                          See "Notes to Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet"

 NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED INCOME STATEMENTS

      (a) Represents amortization of $3 thousand related to the loan value adjustment of $20 thousand, utilizing a weighted average expected life of 8 years.

      (b) Represents amortization of $84 thousand related to the discount on acquired deposits of $168 thousand, utilizing a weighted average contractual maturity of 2 years.

      (c) Represents amortization of $39 thousand related to the adjustment of $773 thousand for the fair value of the certain real estate properties.

      (d) Represents amortization of $175 thousand related to the excess of purchase price over the value of identifiable tangible assets acquired of $3,499,000, using a life of 15 years.

      (e) Represents the adjustment in the number of MSB shares exchanged for NECB shares:

               Remaining Shares exchanged (at 5.493 per share)                                      549,300
               Fractional shares not exchanged                                                        (443)
                                                                                    --------------------------
                 Total Shares Exchanged                                                             548,857


      UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED INCOME STATEMENTS

(ooo's omitted except per share data)
                                                                     NECB              MSB          Proforma               Pro Forma
Three months Ended March 31, 1996                            (Historical)     (Historical)       Adjustments                 Results
- ------------------------------------------------------------------------------------------------------------------------------------

Interest income                                                    $6,641           $1,769               ($1)   (a)          $8,409
Interest expense                                                    2,405              684               (21)   (b)           3,068
- ------------------------------------------------------------------------------------------------------------------------------------
     Net interest income                                            4,236            1,085                20                  5,341
Less:  provision for loan losses                                      532              200                                      732
Net Interest Income after provision for possible loan losses        3,704              885                20                  4,609
Noninterest revenue
     Service charges, fees and commissions                            411               62                                      473
     Investment securities gains, net                                  (1)                                                       (1)
     Gain on sales of loans, net                                       20                                                        20
     Other                                                             10               61                                       71
- ------------------------------------------------------------------------------------------------------------------------------------
Total                                                                 440              123                 0                    563

Noninterest expense
Salaries and employee benefits                                      1,558              334                                    1,892
Occupancy                                                             257               47                10    (c)             314
Furniture and equipment                                               187               63                                      250
Outside services                                                      117               51                                      168
Postage and supplies                                                  122                                                       122
Insurance and assessments                                              36                6                                       42
Losses, writedowns and expenses on other real estate                   47               18                                       65
Other                                                                 463              215                44    (d)             722
- ------------------------------------------------------------------------------------------------------------------------------------
Total                                                               2,787              734                54                  3,575
Net income before taxes                                             1,357              274               (34)                 1,597
- ------------------------------------------------------------------------------------------------------------------------------------
Taxes                                                                 434              120                (4)                   550
Net Income                                                           $923             $154              ($30)                $1,047
====================================================================================================================================

Net income per share                                                $0.30            $1.54                                    $0.30
Weighted average shares of common stock                         3,084,309          100,000           548,857    (e)       3,533,166

                         See "Notes to Unaudited Pro Forma Combined Condensed Consolidated Income Statements"


 NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED INCOME STATEMENTS


      (a) Represents amortization of $1 thousand related to the loan value adjustment of $20 thousand, utilizing a weighted average expected life of 8 years.

      (b) Represents amortization of $21 thousand related to the discount on acquired deposits of $168 thousand, utilizing a weighted average contractual maturity of 2 years.

      (c) Represents amortization of $10 thousand related to the adjustment of $773 thousand for the fair value of the certain real estate properties.

      (d) Represents amortization of $44 thousand related to the excess of purchase price over the value of identifiable tangible assets acquired of $3,499,000, using a life of 15 years.

      (e) Represents the adjustment in the number of MSB shares exchanged for NECB shares:

               Remaining Shares exchanged (at 5.493 per share)                                      549,300
               Fractional shares not exchanged                                                         (443)
                                                                                    --------------------------
                 Total Shares Exchanged                                                             548,857


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: July 26, 1996                         NEW ENGLAND COMMUNITY BANCORP, INC.
                --



                                   By:/s/ Anson C. Hall
                                     ___________________________________________
                                     Anson C. Hall, Principal Accounting Officer